================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         PROSOFT I-NET SOLUTIONS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                         PROSOFT I-NET SOLUTIONS, INC.
                         3001 Bee Caves Rd., Suite 100
                              Austin, Texas 78746

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held December 18, 1998

To the Stockholders of Prosoft I-Net Solutions, Inc.:

     Please take notice that the Annual Meeting of Stockholders of Prosoft I-Net Solutions, Inc. (the "Company") will be held at the Company's headquarters, located at 3001 Bee Caves Road, Suite 100, Austin, Texas, on Friday, December 18 1998, at 10:00 a.m. local time, for the following purposes:

     1.   To elect one Class II Director to serve for a term of three years;
     2. To consider and act upon a proposal to amend the Company's Articles of Incorporation to change the name of the Company to prosofttraining.com; and
     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     At the Annual Meeting, the Board of Directors intends to present Jeffrey G. Korn as a nominee for election to the Board of Directors.

     Only stockholders of record on the books of the Company at the close of business on November 12, 1998 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. In addition, the Meeting will be available live on the Internet at __________.com. A majority of the outstanding shares must be represented at the meeting in order to transact business. Consequently, if you are unable to attend in person, please execute the enclosed proxy and return it in the enclosed addressed envelope. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies. If you return your proxy, you may nevertheless attend the meeting and vote your shares in person, if you wish.

                                    By Order of the Board of Directors,

                                    PROSOFT I-NET SOLUTIONS, INC.


                                    JERRELL M. BAIRD
                                    Chairman of the Board

Austin, Texas
November __, 1998

                         PROSOFT I-NET SOLUTIONS, INC.
                         3001 Bee Caves Rd., Suite 100
                              Austin, Texas 78746

                        ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held December 18, 1998

                                PROXY STATEMENT
                            SOLICITATION OF PROXIES

     The accompanying proxy is solicited by the Board of Directors of Prosoft I-Net Solutions, Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders to be held at the Company's headquarters, located at 3001 Bee Caves Road, Suite 100, Austin, Texas, on Friday, December 18, 1998, at 10:00 a.m. local time, and any and all adjournments or postponements thereof. All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If the manner of voting is not specified in an executed proxy received by the Company, the proxy holders will vote for the election of the nominee for election to the Board of Directors listed in the proxy, for amendment of the Company's Articles of Incorporation to change the name of the Company from Prosoft I-Net Solutions, Inc. to prosofttraining.com and, as to any other business which may properly come before the meeting, in accordance with their best judgment. Any stockholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by presenting at the meeting a later-dated proxy executed by the person who executed the prior proxy, or by attendance at the meeting and voting in person by the person who executed the prior proxy. This Proxy Statement and form of Proxy are being mailed to the Company's stockholders on or about November 20, 1998.

     The Bylaws of the Company provide that the holders of a majority of the shares of stock of the Company issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum and that, except as otherwise provided by statute, the Articles of Incorporation of the Company or the Bylaws, all other matters coming before the Annual Meeting shall be decided by the vote of the holders of a majority of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereat. Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting. The inspectors of election will treat shares of voting stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of voting stock represented by "broker non-votes" (i.e., shares of voting stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the recordholder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum. Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of Directors will not affect the election of the candidates receiving the plurality of votes. As an amendment to the Company's Articles of Incorporation, Proposal 2 requires the approval of a majority of the outstanding shares of voting stock. Therefore, abstentions as to this proposal will have the same effect as votes against such proposal.

     The cost of soliciting proxies will be borne by the Company. The solicitation will be by mail. Expenses will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the meeting to beneficial owners of the Company's Common Stock. Further solicitation of proxies may be made by telephone or oral communication with some stockholders by the Company's regular employees who will not receive additional compensation for the solicitation. The Company has no plans to hire special employees or paid solicitors to assist in obtaining proxies.

                     OUTSTANDING SHARES AND VOTING RIGHTS

     Only holders of record of the 11,750,242 shares of the Company's Common Stock outstanding at the close of business on November 12, 1998 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. On each matter to be considered at the Annual Meeting, stockholders will be entitled to cast one vote for each share held of record on November 12, 1998.

                             CERTAIN STOCKHOLDERS

     Certain information with respect to (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of the current Directors and nominees for election as Directors, (iii) each of the Executive Officers listed in the compensation tables herein, and (iv) all current Directors and Executive Officers as a group, including the number of shares of the Company's Common Stock beneficially owned by each of them as of November 1, 1998, is set forth below:

                                                                             Percent of
                                                        Shares of           Outstanding
        Name of Individual                             Common Stock         Common Stock
      or Identity of Group(1)                       Beneficially Owned    Beneficially Owned
      -----------------------                       ------------------    ------------------
J.P. Morgan, Incorporated(2)
     522 Fifth Ave., New York, NY 10036..........            1,531,244                  13.0%
Douglas Hartman
       333 N. Wilshire Ave., Anaheim, CA 92801...              685,921                   5.8%

Jerrell M. Baird.................................              103,000 (3)                 *

Richard J. Groeneweg.............................                2,500 (4)                 *

Jeffrey G. Korn..................................               53,000 (5)                 *

Andrew Stallman..................................              108,500 (6)                 *

All Executive Officers and Directors
     As a Group (8 persons)......................              564,101 (7)               4.7%

_______________
*    Less than 1% of the outstanding shares of Common Stock.

(1) Unless otherwise indicated, the named persons possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law).

(2) J.P. Morgan & Co., Incorporated is the ultimate parent of the trustee of four record stockholders, none of which individually own greater than 5% of the Common Stock of the Company.

(3)  Includes 75,000 options exercisable within 60 days of November 1, 1998.

(4)  Includes 2,500 options exercisable within 60 days of November 1, 1998.

(5)  Includes 30,000 options exercisable within 60 days of November 1, 1998.

(6) Includes 75,000 options exercisable within 60 days of November 1, 1998 and held be an entity controlled by Mr. Stallman.

(7)  Includes 311,416 options exercisable within 60 days of November 1, 1998.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Company's Bylaws provide for a Board of Directors of not less than three nor more than twenty-five Directors, the exact number to be fixed by the Board. The Board has currently fixed that number at five. The Board is divided into three classes, with one class elected at each Annual Meeting to serve for a term of three years. The Board of Directors has nominated one individual to be elected in 1998 as the Class II Director, to serve until the Annual Meeting to be held in 2001 and until his successor has been duly elected and qualified. Jeffrey G. Korn, the nominee, is currently a Director of the Company.

     Unless instructed to the contrary, the shares represented by the proxies will be voted in favor of the election of the nominee named below. Although it is anticipated that the nominee will be able to serve as a Director, should the nominee become unavailable to serve, the proxies will be voted for such other person as may be designated by the Company's Board of Directors. The nominee receiving the highest number of votes will be elected as a Director.

NOMINEES

     The following table sets forth information for the Director nominee.

             Name                           Age   Position    Since
             ----                           ---   --------    -----
Class II Director Nominee Whose Term
 of Office Will Continue Until 2001 if
 Elected:
    Jeffrey G. Korn                         41    Director     1997


     Jeffrey G. Korn. Mr. Korn has served as a Director of the Company since June 1997. Mr. Korn is a partner in the law firm of Kosto & Rotella, P.A. in Jacksonville, Florida, which he joined in 1983. Mr. Korn specializes in corporate law, commercial litigation and bankruptcy. He graduated from the State University of New York at New Paltz with a B.A. in Political Science in 1979, and received his J.D. degree from Stetson University in 1982.

CONTINUING DIRECTORS

     The following table sets forth information for each Class I and Class III Director continuing in office.

                                                                                                  Director
           Name                               Age              Position                            Since
           ----                               ---              --------                            -----
Class I Director Nominees Whose Terms
of Office Will Continue Until 2000 if
Elected:
       Jerrell M. Baird                       42    Chairman and Chief Executive Officer             1997
       Richard J. Groeneweg                   52    Director                                         1997

Class III Director Nominees Whose
Term of Office Will Continue Until 1999
if Elected:
       Uday Om Pabrai                         35    Vice Chairman and Chief Technology Officer       1998
       Andrew Stallman                        41    Director                                         1997

     Jerrell M. Baird. Mr. Baird joined the Company as Chief Operating Officer in June 1997 and became President of the Company in August 1997, a Director in December 1997 and Chairman and Chief Executive Officer in February 1998. Prior to joining the Company, Mr. Baird served as the Chief Information Officer of IBM's Consumer Product Division from 1996 to 1997. In 1992, Mr. Baird founded Baird Information Systems, an information technology outsourcing company where he served as President until 1994. From 1978 to 1992 and from 1994 to 1996, Mr. Baird served in a variety of positions at Mrs. Baird's Bakeries, a wholesale baking company, including Plant Manager, Director of Information Technology and Vice President of Marketing. Mr. Baird graduated from Washington and Lee University with a B.S. in Business Administration in 1978, and earned an M.B.A. from Harvard University in 1982.

     Richard J. Groeneweg. Mr. Groeneweg has served as a Director of the Company since December 1997 and has been President of Residential Resources, Inc., an issuer of asset backed securities since 1991. Prior to that, he served as President of Mid Valley Mortgage Corp. form 1986 to 1991 and Senior Vice President, Field Operations and Secondary Market, of Lion Funding Corporation from 1982 to 1986. From 1968 to 1984, Mr. Groeneweg served in various capacities, first with Beneficial Management Corporation and then with Granite Financial Corporation. He also served in the United States Navy from 1966 to 1968.

     Uday Om Pabrai. Mr. Pabrai joined the Company as Chief Technology Officer and Vice-Chairman in January 1998 with Prosoft's acquisition of Net Guru Technologies, the Internet skills training and certification company he founded in 1992. Prior to founding Net Guru Technologies, Pabrai led the system integration group at Fermi National Accelerator Laboratory, U.S. Department of Energy, from 1987 to 1991 and served as network manager at Teradyne's Telecom Division from 1991 to 1992. He is a graduate of Clemson University and Illinois Institute of Technology.

     Andrew Stallman. Mr. Stallman has served as a Director of the Company since June 1997. Mr. Stallman is a full-time private investor and has been investing his own capital in hedge fund trading and technology company deals since 1991. Prior to becoming a full-time private investor, Mr. Stallman was a portfolio manager at Soros Fund Management and at Steinhardt Partners. Mr. Stallman has also been a research analyst in Transportation and Technology at Lehman Brothers Asset Management and an analyst in the Corporate Finance Department of E.F. Hutton. Mr. Stallman graduated from the State University of New York at New Palz with a B.A. in History in 1979, and earned an M.B.A. in Finance from Harvard University in 1982.

     The Board of Directors held six meetings during the fiscal year ended July 31, 1998. Each incumbent Director attended at least 75% of the total number of meetings of the Board of Directors and of Board of Director Committees on which that Director served which were held during the period for which he was a Director. Directors, other than employees or officers of the Company, receive $500 per Board meeting attended and $250 per committee meeting attended, other than committee meetings held in conjunction with meetings of the Board of Directors. Directors are reimbursed for expenses incurred in connection with attendance at Board and committee meetings. Directors who are officers or employees of the Company are not compensated separately for service on the Board of Directors.

     The Board of Directors has standing Compensation and Audit Committees which were established in June 1997, but does not have a Nominating Committee.

     The Compensation Committee is responsible for reviewing the structure, performance and compensation of the Company's senior executives and determining awards under the Company's Stock Option Plan. The Compensation Committee is comprised of Messrs. Groeneweg, Stallman and Korn. The Compensation Committee met two times during the fiscal year ended July 31, 1998.

     The Audit Committee is responsible for making recommendations concerning the engagement of independent public accountants, reviewing with the independent public accountants the plans and results of the audit engagement, considering the range of audit and non-audit fees and reviewing the adequacy of the Company's internal accounting controls. The Audit Committee is comprised of Messrs. Groeneweg, Stallman and Korn. The Audit Committee met two times during the fiscal year ended July 31, 1998.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.
Directors, Executive Officers and greater-than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended July 31, 1998 all Section 16(a) filing requirements applicable to its Directors, Executive Officers and greater-than ten percent beneficial owners were satisfied.

                              EXECUTIVE OFFICERS

     The current Executive Officers of the Company are as follows:

     Name                      Age   Position
     ----                      ---   --------
     Jerrell M. Baird           42   Chairman and Chief Executive Officer
     Uday Om Pabrai             35   Vice Chairman and Chief Technology Officer
     John J. Buckley            45   President
     David I. Perl              36   Chief Operating Officer
     Kimberly V. Johnston       32   Chief Financial Officer and Secretary


     For additional information with respect to Messrs. Baird and Pabrai, who are also Directors of the Company, see "Proposal 1 -- Election of Directors."

     John J. Buckley. Mr. Buckley became President of the Company in January 1998. He was the Chief Technology Officer of the Company from and prior to the March 1996 reorganization (the "Reorganization") of the Company and Pro-Soft Development Corp., a California corporation ("Old ProSoft"), and served in the same capacities with Old ProSoft, which he joined in February 1996. Mr. Buckley was Vice President of Business Development for Gestalt Systems, Inc., an Internet training company, from July 1993 through January 1996. From May 1992 through June 1993, Mr. Buckley was an Information Technology Consultant to corporations in the Washington, D.C. metropolitan area, where he specialized in the design and implementation of Novell LANs. From October 1987 through April 1992, Mr. Buckley served as President of Communication Services International, a company specializing in LAN consulting and implementation services for corporations in the Mid-Atlantic U.S. Mr. Buckley graduated from the University of Maryland at College Park with a B.A. in Political Science in 1974, and earned an M.B.A in 1976 from the same institution.

     David I. Perl. Mr. Perl joined the Company in June 1998 as its Chief Operating Officer. Prior to joining the Company, Mr. Perl served as the first president and general manager of Otis Transit Systems, Inc., a wholly owned subsidiary of Otis Elevator Company, which is a division of United Technologies Corporation. He joined Otis Elevator in 1988, and held positions of increasing responsibility in strategic planning, sales, project management and general management. From 1984 to 1986, Mr. Perl worked for Trammell Crow Company, a Dallas-based, global real estate developer, where his responsibilities ranged from information systems to human resources. Mr. Perl earned a B.S. in economics from the Wharton School at the University of Pennsylvania in 1984 and obtained his M.B.A from Harvard Business School in 1988.

     Kimberly V. Johnston. Ms. Johnston joined Prosoft in June 1998 as its Chief Financial Officer. Prior to joining the Company, Ms. Johnston was principal of Mercury Financial, an investor relations firm she founded in ______ 1997. Ms. Johnston worked within the private investment department at Salomon Brothers from _______ 1992 to _______ 1996. From 1989 to 1990 she worked as a tax accountant in the tax department of Hunt Petroleum. Ms. Johnston served as a tax consultant from ______ to ______ 1998 at Deloitte & Touche. Ms. Johnston earned a B.S. in accounting from the University of Minnesota in 1988 and an M.B.A from the University of Texas at Austin in 1992. Ms. Johnston also holds a CPA license and the series 7, 63 and 3 securities licenses.

                          SUMMARY COMPENSATION TABLE

     Information is set forth below concerning the compensation for services in all capacities to the Company for the fiscal years ended July 31, 1996, 1997 and 1998 for (i) those individuals serving as Chief Executive Officer during the last fiscal year and (ii) any other executive officers as of July 31, 1998 whose compensation exceeded $100,000 for the fiscal year ending on that date (the "Named Executive Officers").

                                                                             Long-Term
                                                                            Compensation
                                             Annual Compensation               Awards
                                            ----------------------          -------------
                                                                             Securities
                                 Fiscal                                      Underlying             All Other
Name and Principal Position       Year      Salary       Bonus               Options(#)           Compensation
---------------------------      ------     ------    ------------          -------------         ------------
Jerrell M. Baird(1)
 Chairman of the Board and         1998   $100,000              --                --                  --
 Chief Executive Officer.......    1997      8,654        $ 30,000(2)           150,000               --
                                   1996         --              --                --                  --

Keith D. Freadhoff(3)..........    1998   $ 26,808              --                --                  --
                                   1997     60,000              --                --                  --
                                   1996     35,000              --                --              $190,500(4)

____________________

(1) Mr. Baird joined the Company in June 1997 and served as Chief Operating Officer from then until February 1998, when he became Chief Executive Officer.

(2) Mr. Baird received a signing bonus of $30,000 upon joining the Company as Chief Operating Officer.

(3) Mr. Freadhoff served as Chief Executive Officer of the Company from the Reorganization in March 1996 until January 1998. The amounts disclosed include compensation received as an executive officer of Old ProSoft prior to the Reorganization, as well as compensation received as an executive officer of the Company.

(4) Upon the formation of Old ProSoft, Mr. Freadhoff received 1,000,000 shares of Old ProSoft Common Stock in exchange for $9,500. For financial statement purposes, these shares were valued at $.20 per share and the receipt thereof was treated as compensation of $190,500 to Mr. Freadhoff.

     The following table sets forth information concerning the fiscal year-end value of unexercised stock options held by the Named Executive Officers as of July 31, 1998. No options were exercised by the Named Executive Officers in fiscal 1998.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values


                                                        Number of
                                                       Securities          Value of
                                                       Underlying       Unexercised In-
                                                       Unexercised        the-Money
                                                       Options/SARs       Options/SARs
                                                         at FY-         at FY-End
                                                         End (#)           ($)(1)
                     Shares Acquired     Value    -------------------------------------
                       on Exercise      Realized        Exercisable/      Exercisable/
      Name                 (#)            ($)          Unexercisable     Unexercisable
                     ------------------------------------------------------------------
Jerrell M. Baird            --             --          75,000/175,000          --
Keith D. Freadhoff          --             --                --                --

Employment Arrangements

     The Company has agreed that if a change of control of the Company occurs where Mr. Baird is not Chairman and Chief Executive Officer of the ultimate parent, then a payment shall be made to Mr. Baird equal to two times the previous twelve months' cash compensation, or $300,000, whichever is greater. In addition, all of Mr. Baird's unvested options shall vest upon a change of control. The Company has also agreed that if Mr. Baird is involuntarily relieved of his duties as Chairman and Chief Executive Officer for any reason other than gross negligence or malfeasance, he will be entitled to a cash payment equal to his previous twelve months' cash compensation or $150,000, whichever is greater.

     On January 1, 1998, Mr. Pabrai entered into an employment agreement with the Company in connection with the purchase by the Company of Net Guru Technologies, Inc., of which Mr. Pabrai was the sole shareholder. Mr. Pabrai's agreement has a term of three years and provides for a base salary of $150,000 per year. In the event of termination of Mr. Pabrai's employment without cause, the Company is obligated to pay his base salary for the remaining term of the Agreement. The Agreement also contains a noncompetition provision effective through the term of the Agreement.

                      COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors reviews and establishes compensation strategies and programs to ensure that the Company attracts, retains, properly compensates, and motivates qualified executives and other key employees. The Committee consists of the three non-employee Directors:
Messrs. Groeneweg, Stallman and Korn.

     The philosophy of the Compensation Committee is: to provide competitive levels of compensation that integrate pay with the individual executive's performance and the Company's annual and long-term performance goals; to motivate key executives to achieve strategic business goals and reward them for their achievement; to provide compensation opportunities and benefits that are comparable to those offered by other companies in the training industry, thereby allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success; and to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options. The compensation of the Company's executive officers (other than Jerrell Baird, the Company's Chairman and Chief Executive Officer) is currently comprised of annual base salary and long-term performance incentives in the form of stock option grants under the Stock Option Plan.

     Annual base salaries for executive officers are targeted at competitive market levels for their respective position, level of responsibility and experience based in part on the Compensation Committee's analysis of publicly reported comparable companies, and the recommendation of the Chief Executive Officer. Salary adjustments are determined and made on an annual basis.

     The Compensation Committee believes that equity compensation aligns employees' long-term objectives with those of the shareholders in striving to maximize the Company's value. The Company's Stock Option Plan provides all employees with the opportunity to receive stock options. In determining whether to grant stock options to executive officers, the Compensation Committee evaluates each officer's performance, and awards reflect individual performance reviews. Stock options generally have been granted with a four-year term and an exercise price equivalent to 100% of the fair market value of the Common Stock on the grant date.

     The 1998 annual compensation for the Company's Chief Executive Officer, Mr. Baird, was set by the Compensation Committee. Mr. Baird's base salary was $100,000 and he did not receive any option grants during the fiscal 1998 year, although in September 1998 Mr. Baird was granted an option under the Company's Stock Option Plan to purchase 100,000 shares of Common Stock at $3.50 per share. One-half of this option vests in annual one-third installments beginning August 1, 1999 and the remaining one-half vests in one-third installments upon the average closing price of the Company's Common Stock during a 90-day period exceeding certain thresholds. The Compensation Committee believes that, under Mr. Baird's management, the Company continues to effectively accomplish its business plan and goals in addition to capitalizing upon the rapidly changing global demand for Internet/intranet training and certification.

By the Compensation Committee:
        Richard J. Groeneweg
        Jeffrey G. Korn
        Andrew Stallman

November __, 1998


             COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Since June 1997 all executive officer compensation decisions have been made by the Compensation Committee. The Compensation Committee reviews and makes recommendations regarding the compensation for top management and key employees of the Company, including salaries, granting of stock options, and bonuses. The current members of the Compensation Committee are Richard Groeneweg, Andrew Stallman and Jeffrey Korn. No member of the Compensation Committee was or is an officer of the Company. Prior to June 1997, and the creation of the Compensation Committee, all Directors participated in deliberations of the Company's executive compensation.

     In April 1998, the Company entered into a consulting agreement with Investment Transaction, LLC ("Consultant"), of which Andrew Stallman, a director of the Company, is owner and president. Under the Consulting Agreement, Consultant provides consultation with management of the Company on the Company's corporate finance strategy and strategic direction, and assists the Company in structuring and implementing corporate financing. As compensation under the Consulting Agreement, the Company granted Consultant a nonstatutory stock option to purchase 100,000 shares at $5.00 per share. This option is for a five-year term and vests one-twelfth per month, with vesting accelerated upon the closing of a financing by the Company resulting in net proceeds of at least $5 million or upon a change in control of the Company. Consultant is also entitled to reimbursement of its reasonable expenses incurred in the performance of its duties under the Consulting Agreement. This Consulting Agreement terminates December 31, 1999. If the Consulting Agreement is terminated without cause prior to that date, Consultant is entitled to a termination fee equal to $9,600 times the months remaining under the Agreement.


                        COMPANY STOCK PRICE PERFORMANCE


     The following chart shows a comparison of the cumulative total return of the Company's Common Stock, the CRSP Total Return Index for The Nasdaq Stock Market (U.S. Index) ("Nasdaq Index") and the Hambrecht & Quist Internet Index ("H&Q Internet Index") for the period commencing on November 27, 1996 and ending on July 31, 1998. The historical stock performance shown on the chart is not intended to and may not be indicative of future stock performance.

      Comparison of Cumulative Total Return from November 27, 1996 through
                                 July 31, 1998

                          -------------------------------------------------
                          November 27, 1996   July 31, 1997   July 31, 1998
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Nasdaq Index                     $100            $124            $145
---------------------------------------------------------------------------
H&Q Internet Index               $100            $108            $193
---------------------------------------------------------------------------
Prosoft I-Net Solutions,
 Inc.                            $100            $ 55            $ 24
---------------------------------------------------------------------------

_______________

(1) Assumes that $100 was invested on November 27, 1996 in the Company's Common Stock at $18.25 per share, the closing price for the Company's Common Stock on that date, and at the closing price for each Index on that date, and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.

                             CERTAIN TRANSACTIONS


          During the period January 1996 through April 1997, the Company loaned approximately $206,350 to Mr. Freadhoff at an interest rate of 10%. The balance which remained outstanding at November 1, 1997 was $73,292. This loan was discharged during fiscal 1998 in connection with Mr. Freadhoff's termination of employment with the Company.

          In January 1998, the Company purchased 100% of the outstanding common stock of Net Guru Technologies, Inc. ("Net Guru") in exchange for $1 million and 152,809 shares of Common Stock of the Company. Uday Om Pabrai was the sole shareholder of Net Guru and became Chief Technology Officer and a Director of the Company subsequent to this acquisition.

          In June 1998, the Company loaned $300,000 to Mr. Pabrai at an interest rate of 12%, secured by his shares of Common Stock of the Company. The balance which remained outstanding at November 1, 1998 was $________. Principal and interest on this loan is due and payable on demand, but no later than May 30, 1999, or earlier upon termination of Mr. Pabrai's employment with the Company or the purchase by the Company of Mr. Pabrai's interest in Internet Certification Institute International, Ltd.

          For a description of a consulting agreement between the Company and an entity controlled by one of its outside directors, see "Compensation Committee Interlocks and Insider Participation".

          All transactions between the Company and its officers, directors and principal stockholders have been on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.


                                    PROPOSAL 2

         APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE
                              THE CORPORATE NAME


          The Board has approved, subject to stockholder approval, an amendment to the Company's Articles of Incorporation to change the name of the Company from Prosoft I-Net Solutions, Inc. to prosofttraining.com.

          The Board believes that the change of corporate name is desirable in that the new name will clearly communicate to customers and investors that Prosoft is an internet training company while retaining the equity already established under the brand Prosoft. The new name also matches the Company's internet address and will promote recognition of the Company's website.

          The change of the Company's name will not affect, in any way, the validity or transferability of currently outstanding stock certificates, nor will the Company's stockholders be required to surrender or exchange any stock certificates that they currently hold. In addition, the Company will request that Nasdaq allow the Company to continue to use the ticker symbol "POSO."

Proposal

          At the Annual Meeting, stockholders will be asked to approve the name change. Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock. If the proposal is approved, a Certificate of Amendment amending the Company's Articles of Incorporation will be filed in the Office of the Secretary of the State of Nevada as soon as possible and the name change will then become effective.

          The Board of Directors recommends a vote "FOR" the proposal.

                      APPOINTMENT OF INDEPENDENT AUDITORS

          The Company has not yet selected its independent public auditors for the fiscal year ending July 31, 1999. The Audit Committee is expected to make a decision in the near future. Grant Thornton LLP were the independent auditors for the Company for the fiscal year ended July 31, 1998. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as they may desire.


                     NOMINATIONS AND STOCKHOLDER PROPOSALS

          The Bylaws of the Company require that all nominations for persons to be elected to the Board of Directors, other than those made by the Board of Directors, be made pursuant to written notice to the Secretary of the Company. The notice must be received not less than 35 days prior to the meeting at which the election will take place (or not later than 10 days after public disclosure of such meeting date is given or made to stockholders if such disclosure occurs less than 50 days prior to the date of such meeting). Notice must set forth the name, age, business address and residence address of each nominee, their principal occupation or employment, the class and number of shares of stock which they beneficially own, their citizenship and any other information that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Securities Exchange Act of 1934, as amended. The notice must also include the nominating stockholder's name and address as they appear on the Company's books and the class and number of shares of stock beneficially owned by such stockholder.

          In addition, the Bylaws require that for business to be properly brought before an annual meeting by a stockholder, the Secretary of the Company must have received written notice thereof (i) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting, not less than 120 days in advance of the anniversary date of the Company's proxy statement for the previous year's annual meeting, nor more than 150 days prior to such anniversary date and (ii) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, not later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. The notice must set forth the name and address of the stockholder who intends to bring business before the meeting, the general nature of the business which he or she seeks to bring before the meeting and a representation that the stockholder is a holder of record of shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring the business specified in the notice before the meeting.

          Any proposal of a stockholder intended to be presented at the Company's 1999 Annual Meeting of Stockholders and included in the proxy statement and form of proxy for that meeting must be received by the Company no later than July __, 1999. In addition, if notice of a proposal is not received by that date, management proxies will have discretionary voting authority as to that proposal if it is raised at that annual meeting, without any discussion of the matter in the proxy statement.

                                 ANNUAL REPORT

          The Company's Annual Report containing audited financial statements for the fiscal year ended July 31, 1998 accompanies this Proxy Statement. THE COMPANY WILL SEND A STOCKHOLDER UPON REQUEST, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED JULY 31, 1998, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WHICH THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REQUEST MUST BE DIRECTED TO THE ATTENTION OF CORPORATE SECRETARY, AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                                 OTHER MATTERS

          At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matter which will be acted upon at the Annual Meeting. If any other matter is presented properly for action at the Annual Meeting or at any adjournment or postponement thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                                    By Order of the Board of Directors,

                                    PROSOFT I-NET SOLUTIONS, INC.


                                    JERRELL M. BAIRD
                                    Chairman of the Board


Austin, Texas
November __, 1998

                          PROSOFT I-NET SOLUTIONS, INC.
                          3001 Bee Caves Rd., Suite 100
                               Austin, Texas 78746

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby nominates, constitutes and appoints Jerrell M. Baird and _______________, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of PROSOFT I-NET SOLUTIONS, INC., which the undersigned is entitled to represent and vote at the 1998 Annual Meeting of Stockholders of the Company to be held at the Company's headquarters at 3001 Bee Caves Road, Suite 100, Austin, Texas on December 18, 1998, at 10:00 a.m., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

              THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1 AND 2.

1.   Election of Directors:

     [_]   FOR the nominee listed       [_]    WITHHOLD AUTHORITY to vote
           below                               for the nominees listed below

     Class II - Jeffrey G. Korn.

INSTRUCTION:   To withhold authority to vote for an individual nominee, write that nominee's name in the space provided below:

_______________________________________________________________________________

2. Approval of the amendment of the Company's Articles of Incorporation to change its corporate name from Prosoft I-Net Solutions, Inc. to prosofttraining.com.

                   [_] FOR        [_] AGAINST      [_] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

    IMPORTANT -- PLEASE SIGN AND DATE ON THE OTHER SIDE AND RETURN PROMPTLY

                                              Dated:_______________, 1998

                                              ______________________________
                                                   (Signature)

                 Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.